<LOGO>
                CHURCHILL TAX-FREE FUND OF KENTUCKY
                          ANNUAL REPORT

                        "BACK TO BASICS"

                                                     January 31, 1996
Dear Investor:

OBSERVATIONS ABOUT 1995

     The year 1995 was an extraordinary one in the securities market.

     As measured by various popular indexes, the stock market produced what would be considered "once in a lifetime" returns.

     The dazzle of spectacular price increases among common stocks in 1995 attracted the attention and participation of many investors. With stock price gains generally of the magnitude of 25% or more in a year, we can see why.

     Although bond prices, including those of municipal securities, also experienced considerable gains, these were distinctly overshadowed by what happened in the stock markets.

     Consequently, with all the stock price excitement, many investors were distracted from their longer-term financial planning goals. As we all know - but sometimes forget - things do not continuously grow to the sky.

A NEW YEAR

     Here we are at the beginning of another year - 1996. Accordingly, it is well to consider the risk/reward characteristics of one's investments in light of longer-term investment goals and what might occur in this calendar year.

     Few people, including ourselves, are very good at crystal ball gazing with the securities markets. Nevertheless, we still would hazard an opinion that the magnitude of positive returns experienced in the stock markets in 1995 will NOT be repeated in 1996.

     As a result, we feel it prudent that all investors, including all current shareholders of the Fund, think seriously about the orientation of their investment Fund's. One should think about what might be the desirable risk/reward relationship of one's assets this year, as such orientation or allocation suits one's longer-term investment goals and objectives.

BACK TO BASICS

     It is always important to remember that stocks and bonds are entirely different types of investments. They are appropriate for different type investment objectives.

     Stocks are attractive for capital growth prospects while bonds are primarily used for capital preservation - and, for tax-free income in the case of municipal bonds. Individual equity securities can appreciate in value significantly during one time period and then, when a disappointing earnings report comes out, can just as easily drop in price by 20% - 30% IN JUST ONE DAY in the highly volatile marketplace that currently exists.

     Municipal bonds, on the other hand, generally don't fluctuate in price very significantly, unless they have long maturities or are of low quality. They just plod along from year to year, producing a relatively high level of capital preservation and a consistent and relatively decent level of annual tax-free income return.

     Moreover, with the relatively high level of credit safety that is inherent to municipal securities, this kind of investment gives you a comfort level you can count on in terms of protection of your investment and consistency of income stream, particularly over the longer-term time span in which your investment should be viewed.

     Therefore, with those investors having as a key investment goal the preservation of capital and a consistent monthly income stream, then Churchill Tax-Free Fund of Kentucky could well be the investment vehicle that could serve one best.

WHERE THE FUND NOW STANDS

     CHANGE IN INVESTMENT ADVISER

     At inception of the Fund in mid-1987, Citizens Fidelity Bank &
Trust Company, now PNC Bank, Kentucky, was chosen by the Fund's founder, Aquila Management Corporation, to serve as Investment Adviser because of its extensive knowledge of Kentucky's municipal securities market. Over the years, this institution performed its advisory functions well in creating a quality-oriented investment portfolio which has benefitted shareholders considerably.

     In early 1995, policy changes at the then Investment Adviser prompted the Fund's Board of Trustees to review the attributes of a variety of organizations, to determine which might best serve the ongoing interests of shareholders over the future.

     On July 11, 1995, the Board determined from its review that in its judgment Banc One Investment Advisors Corporation would be the most suitable organization to serve as a new Investment Adviser in providing the desired high level investment advisory services to the Fund over the future. Since taking on the Investment Advisory role in mid-September, 1995, Banc One has provided what management believes to be the best combination of local Kentucky-based portfolio management, corporate commitment, depth of resources, and experience for the Fund.

     The investment portfolio of the Fund has been managed by Banc One in the same continuing high quality manner that has existed since inception in mid-1987. The focus of Churchill Tax-Free Fund of Kentucky has been and continues to be quality orientation with individual securities in the portfolio, share price stability, and as high a level of income return as is reasonable. We believe that Banc One has done an outstanding job in carrying forward the Fund's basic investment philosophy since taking over.

     QUALITY OF PORTFOLIO

     Quality is the most important ingredient in providing the means to protect investment capital.

     That is why the investment portfolio of Churchill Tax-Free Fund of Kentucky has been constructed with such a high quality orientation. Of the nine separate credit ratings assignable to municipal securities by the nationally renown credit rating services, we only invest in the top four ratings.

     It is worth emphasizing that at December 31, 1995, 90.2% of the Fund's assets were ranked in the top three ratings - AAA, AA, AND A.

     This represents EXCEPTIONALLY high quality standards. Consequently, the level of capital preservation offered to the Fund's shareholders is of the highest order.

     Moreover, the Fund's Investment Adviser is constantly reviewing each and every security in the portfolio as to its creditworthiness. We want shareholders to have the comfort of "SLEEPING WELL AT NIGHT" knowing that someone is paying close attention to the quality orientation of their investment in the Fund.


            PORTFOLIO DISTRIBUTION BY QUALITY
            (BY CREDIT RATING)
            BELOW A & NOT RATED*        9.8%
            AAA                        27.3%
            AA                         17.5%
            A                          45.4%

     SHARE PRICE STABILITY

     In viewing the value of one's investment in the Fund, it is essential that regard be given to a reasonable time span.

     Unless one limits the maturity of fixed-income securities to one year or less, there will always be fluctuations in price as market conditions vary.

     A key goal that management has is to provide shareholders with a high level of share price stability over a reasonable time period.

     The accompanying chart illustrates the performance of the Fund's share price since inception on May 22, 1987.


           SHARE NET ASSET VALUE
               IN DOLLARS
            6/30/87       $ 9.610
            12/31/87        9.260
            6/30/88         9.530
            12/30/88        9.530
            6/30/89         9.970
            12/31/89        10.050
            6/30/90         9.920
            12/31/90        10.000
            6/30/91         10.040
            12/31/91        10.390
            6/30/92         10.500
            12/31/92        10.500
            6/30/93         10.840
            12/31/93        10.930
            6/30/94         10.300
            12/31/94        9.970
            6/30/95         10.420
            12/31/95        10.710

* Any security not rated must be determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.

     We believe this goal of share price stability has been achieved quite well over the years.

     In accomplishing this goal, the quality composition of the investment portfolio is an important element.

     Also, however, the maturity structure of the portfolio is a key ingredient. The Fund presently holds securities with very short maturities, but also some with quite long maturities. However, the average maturity at year-end 1995 was 14.2 years. This helps contain fluctuations in share price
- up or down - to a modest nature.

     Another factor in creating share price stability is diversification - diversification by number of issues, by numerous municipal issuers, by nature of projects financed and by geographic location within Kentucky. The diversification employed by the Fund encompasses all these elements. At December 31, 1995, there were 160 separate securities in the investment portfolio.

     RATE OF RETURN

     We consistently try to provide shareholders with a good level of TRIPLE TAX-FREE income - as high as possible commensurate with the degree of capital preservation we strive to achieve.

            CHURCHILL TAX-FREE FUND OF KENTUCKY'S TRIPLE TAX-FREE
            RATE AS COMPARED TO THE TAXABLE EQUIVALENT RATE AN
            INVESTOR WOULD HAVE TO EARN AT VARIOUS TAX BRACKETS

TAX BRACKET                            28%       31%        36%       39.6%
TAXABLE EQUIVALENT RATE                8.16%     8.63%      9.33%     9.92%
DOUBLE TAX-FREE DISTRIBUTION RATE      5.52%     5.52%%     5.52%     5.52%

     The accompanying chart shows the average level of TRIPLE TAX-FREE income distributed to shareholders over the past fiscal year, as measured against the maximum public offering price.

     Since shareholders are subject to the payment of income tax at Federal tax levels as well as payments of Commonwealth of Kentucky income tax and ad valorem tax, we have also shown in this chart the rate of taxable income return one would have had to earn over the course of the year in order to equate to the TRIPLE TAX-FREE income return generated by the Fund.

     No matter which Federal income tax bracket applies, you can readily see that there is quite a difference between the taxable and the TRIPLE TAX-FREE return levels.

     It is important to note that it would not have been possible over the past 12-month period to find taxable fixed-income investments that would produce the same level of after tax return as that of the Fund, unless one settled for a lesser quality and higher risk taxable investment.

SIZE OF FUND'S ASSETS

     We are pleased to report that at December 31, 1995, the total net asset size of Churchill Tax-Free Fund of Kentucky was $230,270,343. This compares with the level of $232,656,444 at the same date a year earlier.

     Such asset size helps keep the Fund's expense ratio for its operations reasonable and below the industry average for similar-type municipal bond Fund's.

OUR APPRECIATION

     We thank all shareholders for their continued loyalty and for the confidence placed in the management of Churchill Tax-Free Fund of Kentucky.

     You can be assured that we will constantly try our best to merit your continuing support.

                                             Sincerely,
                                             /s/ Lacy B. Herrmann
                                             Lacy B. Herrmann
                                             President and Chairman
                                               of the Board of Trustees

            MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     The graph below illustrates the value of an initial $10,000 investment in Churchill Tax-Free Fund of Kentucky at inception of the Fund in May, 1987 and subsequently through the Fund's latest fiscal year end, December 31, 1995, as compared with a hypothetical similar size investment in the Lehman Brothers Municipal Bond Index (the Index) of municipal securities over that same period. The total return of the Fund is shown after deduction of the maximum sales charge of 4% at the time of initial investment, and also reflects deduction of the Fund's annual operating expenses and reinvestment of monthly dividends and capital gains distributions without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses but does reflect reinvestment of coupons.

     It should also be specifically noted that the Index is nationally oriented and consisted, over the period covered by the graph, of an unmanaged mix of between 8,000 to 27,000 investment-grade long-term municipal securities of issuers throughout the United States. However, the Fund's investment portfolio consisted of a significantly lesser number of investment-grade tax-free municipal obligations, principally of Kentucky issuers, over the same period. The maturities, market prices, and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index.

     Consequently, much of the difference in performance of the Index versus the Fund can be attributed to the lack of application of annual operating expenses and initial sales charge to the Index. Additionally, a portion of the difference in performance can be attributed to the different characteristics in the single-state market of the securities in the Fund's portfolio as compared with the national orientation of the securities in the Index.

     Since its inception, the Fund has been managed to provide as stable a share value as possible consistent with producing a competitive income return to shareholders. It has not been managed for maximum total return, since one of the aims of management in structuring the portfolio of the Fund is to reduce fluctuations in the price of the Fund's shares resulting from changes in interest rates.

     As can be observed, however, the pattern of the Fund's results and that of the Index over the period since inception of the Fund track quite similarly, even though they are not entirely comparable in character.


            PERFORMANCE COMPARISON

         FUND'S AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIOD ENDED            1 YEAR         5 YEARS    LIFE OF FUND
  DECEMBER 31, 1995                                       SINCE 5/21/87

INCLUDING SALES                 9.15%          7.02%      7.46%
  CHARGE AND EXPENSES

                  LEHMAN BROTHERS          FUND AFTER SALES
PERIOD ENDING    MUNICIPAL BOND INDEX      CHARGES AND EXPENSES
  MAY 87             $10000                $9600
  DEC 87             $10500                $9500
  DEC 88             $11500                $10600
  DEC 89             $12750                $11900
  DEC 90             $13750                $12700
  DEC 91             $15300                $14000
  DEC 92             $16750                $15250
  DEC 93             $18850                $16850
  DEC 94             $17844                $16342
  DEC 95             $20960                $18589

       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

     1995 proved to be a very exciting and financially rewarding year for bond market participants. Not since 1993 had we seen interest rates approach levels that had only been experienced once in the past twenty years. The winning combination of a relatively low rate of inflation (the Consumer Price Index posted a modest 2.5% increase and the Producer Price Index rose by only 2.2% for the year), a slowing of the national economy as measured by the GDP (Gross Domestic Product), and a municipal bond market where demand clearly outpaced supply, all contributed to a year of record rates of total return. The total rate of return for the Municipal Bond Index (a barometer of performance for longer-term municipal bonds) was a positive 17.45% for 1995 compared to a return of minus 9.10% in 1994.

     Churchill Tax-Free Fund of Kentucky's investment portfolio has a shorter-term maturity than the Index. Its intermediate-term average maturity results in lesser share price volatility. Accordingly, the share price of the Fund declined less in 1994 and rose from a net asset value of $9.97 at December 31, 1994 to end the year at $10.71 on December 31, 1995.

     With interest rates declining during 1995 by over 100 basis points
(one full percentage point), as measured by a typical 30-year AAA\Aaa insured municipal revenue bond, the real surprise was how well the municipal market performed in spite of several major obstacles. The market's stellar performance is significant in light of the various viewpoints being expressed by a crowded field of Presidential contenders. Each has a different view of what changes should be made to the current tax code - some of which, if implemented, might have a negative effect upon the attractiveness of municipal securities. Among such possible changes in the ongoing debates are the reduction or possible elimination of the capital gains tax and the continuing discussions of a flat tax rate or even a national sales tax.

     The key investment objectives of the Fund are to minimize the volatility of the net asset value of the Fund's shares and to provide as high a level of triple tax-free current income as possible. These objectives have been achieved by constructing a portfolio of high quality bonds, while using a laddered maturity approach toward managing the impact of price volatility on the Fund. Accordingly, the average life of the portfolio is currently 14.5 years. The average quality of the individual bonds in the portfolio has increased to an average credit rating of AA.

     Looking toward 1996, we expect to see the trend of new Kentucky municipal bond issues coming to market to remain about the same as in 1995, with the possibility of an increase in the refunding of existing bond issues. However, the amount of bond refundings should not be as high as that experienced in 1992 and 1993. We also expect the trend of interest rates to continue lower, but, not at the pace nor the breadth that was experienced in 1995.

<LOGO>
KPMG PEAT MARWICK LLP
Certified Public Accountants

                 INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Churchill Tax-Free Fund of Kentucky:

     We have audited the accompanying statement of assets and liabilities of Churchill Tax-Free Fund of Kentucky, including the statement of investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Churchill Tax-Free Fund of Kentucky as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP

New York, New York
February 2, 1996

            CHURCHILL TAX-FREE FUND OF KENTUCKY
            STATEMENT OF INVESTMENTS
            DECEMBER 31, 1995
                                                       RATING
FACE                                                   MOODYS/
AMOUNT       REVENUE BONDS (99.3%)                     S&P        VALUE

              State Agencies (29.5%)
              Eastern Kentucky University
$ 585,000       5.3750%, 05/01/04                         A/A       $ 588,925
              Kentucky Higher Education Student
                Loan Corporation Insured Student
                Loan Revenue,
4,125,000       6.400%, 12/01/99                          A/NR      4,367,344
980,000         6.500%, 06/01/00                          A/NR      1,041,250
1,490,000       6.500%, 06/01/02                          A/NR      1,616,650
2,955,000       6.800%, 06/01/03                          A/NR      3,235,725
615,000         6.550%, 06/01/99                          Aa-/A1      649,594
1,915,000       7.100%, 12/01/11                          Aa-/AA    2,087,350
              Kentucky Infrastructure Authority
                Revenue,
1,000,000       7.625%, 08/01/03                          NR/A      1,125,000
3,195,000       7.100%, 08/01/97                          A/A       3,354,750
200,000         7.500%, 02/01/09                          NR/AAA      222,750
1,445,000       7.500%, 02/01/99                          NR/AAA    1,609,369
555,000         7.200%, 06/01/11                          A/A         613,969
1,110,000       6.375%, 06/01/14                          A/A       1,200,188
              Kentucky Local Correctional Facilities
                Construction Authority Revenue,
4,925,000       5.500%, 11/01/14                          Aaa/AAA   4,980,406
              Kentucky Rural Economic Development
                Authority Economic Development
                Project Revenue,
3,110,000       7.250%, 06/01/17                          NR/A      3,432,663
              Kentucky State Properties and
                Buildings Commission Revenue,
440,000         7.750%, 11/01/96                          A/A+        454,128
1,375,000       7.900%, 11/01/97                          A/A+      1,466,094
500,000         8.400%, 11/01/97                          Aaa/AAA     547,500
750,000         7.375%, 12/01/99                          Aaa/AAA     847,500
1,060,000       7.000%, 12/01/96                          A/A       1,089,086
1,130,000       7.100%, 12/01/97                          A/A       1,192,150
1,460,000       7.300%, 12/01/99                          A/A       1,607,825
250,000         7.600%, 08/01/98                          NR/AAA      275,938
250,000         7.600%, 08/01/98                          NR/AAA      275,938
300,000         8.000%, 08/01/98                          NR/AAA      333,750

                CHURCHILL TAX-FREE FUND OF KENTUCKY
                     STATEMENT OF INVESTMENTS

                                                   RATING
FACE                                               MOODYS/
AMOUNT    REVENUE BONDS (CONTINUED)                S&P             VALUE


            Kentucky State Properties and
              Buildings Commission Revenue,
              (continued)
$ 400,000     7.350%, 12/01/99                       Aaa/AAA        $ 452,000
365,000       7.000%, 02/01/01                       Aaa/AAA          414,275
1,000,000     6.500%, 08/01/01                       Aaa/AAA        1,121,250
4,510,000     6.625%, 10/01/00                         A/A+         5,085,025
            Mount Sterling Kentucky Lease
              Revenue,
1,920,000     6.150%, 03/01/13                        Aa/NR         1,982,400
7,000,000     6.200%, 03/01/18                        Aa/NR         7,218,750
            Nicholasville, Kentucky Industrial
              Development Revenue (Johnson Control),
3,000,000     8.000%, 09/01/04                         A2/A         3,163,200
            Pendleton County Kentucky Multi-County
              Lease Revenue,
500,000       7.300%, 03/01/02                         NR/A           554,375
570,000       7.550%, 03/01/10                         NR/A           629,850
4,500,000     6.500%, 03/01/19                         NR/A         4,725,000
3,000,000     6.400%, 03/01/19                         NR/A         3,251,250
            Puerto Rico Public Buildings Authority,
1,000,000     6.875%, 07/01/02                        Aaa/AAA       1,156,250
                                                                   67,969,467

            County Agencies (4.6%)
            Clark County Kentucky Industrial
              Buildings Revenue (Southern Wood
              Project),
565,000       6.000%, 12/01/00                        NR/NR*          569,944
750,000       7.000%, 12/01/08                        NR/NR*          775,313
            Clark County Kentucky Public Properties
            Corp. Revenue,
1,120,000     6.700%, 06/01/16                         A/NR         1,206,800
            Jefferson County Kentucky Economic
              Development Corp. Lease Revenue,
2,000,000     7.625%, 07/01/08                        A1/NR         2,073,260
250,000       7.750%, 07/01/16                        A1/NR           259,508
            Kenton County Kentucky Public Properties
              Corp. Revenue,
400,000       7.000%, 10/01/03                        NR/NR*          444,500

                      CHURCHILL TAX-FREE FUND OF KENTUCKY
                            STATEMENT OF INVESTMENTS

                                                    RATING
FACE                                                MOODYS/
AMOUNT     REVENUE BONDS (CONTINUED)                S&P           VALUE

             Madison County Kentucky Capital
               Project Corp. Revenue,
$ 650,000      7.800%, 10/01/03                       NR/NR*        $ 727,187
             Muhlenberg County Kentucky Industrial
               Development Revenue,
1,500,000      7.000%, 09/01/01                        NR/A         1,665,000
             Munfordville Kentucky Industrial
               Development Revenue,
2,500,000      7.000%, 06/01/19                        NR/A         2,737,500
             Woodford County Kentucky Public
               Properties Corp. Revenue,
100,000        8.200%, 11/01/97                       A/NR            110,000
                                                                   10,569,012
             City/Municipal Obligations (3.8%)
             Covington Kentucky Municipal
               Properties Corp. Revenue,
400,000        7.950%, 08/01/98                      Baa1/NR          447,500
250,000        7.375%, 08/01/98                      Baa1/NR          276,250
             Hickman Kentucky Industrial Building
               Revenue (HIS, Kentucky, Inc.
               Project),
1,665,000      6.950%, 08/01/09                       NR/NR*        1,791,956
             Kentucky League Cities Funding
               Trust COP,
1,715,000      6.200%, 08/01/17                       NR/A-         1,822,188
             Louisville Kentucky Public Properties
               Corp.,
4,090,000      6.700%, 12/01/20                       A/A-          4,458,100
                                                                    8,795,994
             Utilities (6.9%)
             Ashland Kentucky Sewer & Solid Waste
               Revenue (Ashland, Inc.),
3,200,000      7.125%, 02/01/22                       Baa1/NR       3,492,000
             Bowling Green Kentucky Water and
               Sewer Revenue,
500,000        8.800%, 11/01/95                      Aaa/AAA          523,070
             Campbell & Kenton Counties Kentucky
               Sanitation District No. 1
               Sanitation Revenue,
220,000        7.300%, 08/15/97                       Aa/A+           232,650
200,000        7.700%, 08/15/97                       Aa/A+           214,250

                   CHURCHILL TAX-FREE FUND OF KENTUCKY

                                                   RATING
FACE                                               MOODYS/
AMOUNT    REVENUE BONDS (CONTINUED)                S&P           VALUE


             Carroll County Kentucky Pollution
               Control Revenue,
$ 3,500,000    7.450%, 09/15/16                       Aa2/NR      $ 4,051,250
             Glasgow Kentucky Electric Plant
               Board Revenue,
280,000        7.600%, 12/01/09                       NR/BBB          309,750
             Henderson Kentucky Electric Light
               and Power Revenue,
1,165,000      5.700%, 03/01/03                        NR/A         1,167,667
             Jefferson County Kentucky Pollution
               Control Revenue,
2,200,000      5.450%, 10/15/20                        Aa2/AA       2,175,250
             Lebanon Kentucky Waterworks Revenue,
250,000         7.500%, 04/01/16                       NR/NR*         275,625
             Louisville and Jefferson County
               Kentucky Metropolitian Sewer
               District Revenue,
3,000,000      5.300%, 05/15/19                         Aaa/AAA     2,962,500
             Richmond Kentucky Water Gas and
               Sewer Revenue,
200,000        7.300%, 07/01/05                         Aaa/AAA       216,500
200,000        7.300%, 07/01/06                         Aaa/AAA       216,750
                                                                   15,837,262
             Pollution Control Revenue (10.2%)
             Ashland Kentucky Pollution Control
               Revenue,
1,770,000      7.375%, 07/01/09                         A3/NR       1,922,663
3,000,000      6.650%, 08/01/09                         Baa1/NR     3,232,500
             Ashland Kentucky Solid Waste Revenue
               (Ashland Oil),
500,000        7.200%, 10/01/20                         Baa1/BBB      539,375
             Carroll County Kentucky Pollution
               Control Revenue,
1,910,000      6.250%, 02/01/18                          Aa2/AA-    2,038,925
             Jefferson County Kentucky Pollution
               Control Revenue,
2,600,000      5.900%, 04/15/23                          Aa2/AA     2,668,250
1,000,000      7.750%, 02/01/19                          Aa2/AA     1,088,750
4,000,000      5.625%, 08/15/19                          Aa2/AA     4,045,000
             Meade County Kentucky Pollution
               Control Revenue,
3,930,000      6.000%, 07/01/07                          NR/NR*     3,931,729
             Wickliffe Kentucky Pollution Control,
4,100,000      6.200%, 04/01/07                          A1/A       4,110,783
                                                                   23,577,975

                                  12


                   CHURCHILL TAX-FREE FUND OF KENTUCKY
                         STATEMENT OF INVESTMENTS

                                                      RATING
FACE                                                  MOODYS/
AMOUNT      REVENUE BONDS (CONTINUED)                 S&P          VALUE




              Transportation (13.9%)
              Kenton County Kentucky Airport
                Board Airport Revenue,
$ 1,500,000     6.300%, 03/01/15                     Aaa/AAA      $ 1,573,125
3,955,000       8.750%, 03/01/15                       A/A          4,221,962
115,000         4.000%, 03/01/96                       A/A            115,026
              Kentucky State Turnpike Authority
                Economic Development Road Revenue,
2,550,000       7.400%, 01/01/97                       A/A          2,646,237
290,000         7.400%, 07/01/97                       A/A            300,944
500,000         7.500%, 01/01/98                       A/A            519,115
500,000         7.600%, 01/01/99                       A/A            519,355
200,000         7.600%, 07/01/99                       A/A            207,742
710,000         7.750%, 01/01/01                      Aaa/A           738,180
500,000         8.250%, 07/01/07                     Aaa/AAA          540,000
500,000         7.000%, 05/15/99                     Aaa/AAA          543,750
230,000         7.700%, 01/01/00                       A/A            239,013
1,035,000       7.250%, 05/15/10                     Aaa/AAA        1,170,844
              Kentucky State Turnpike Authority
                Resource Recovery Road Revenue,
500,000         7.400%, 07/01/97                       A/A+           525,000
2,105,000       7.600%, 07/01/98                       A/A+         2,254,981
3,875,000       7.750%, 07/01/99                       A/A+         4,155,937
320,000         8.000%, 07/01/03                       A/A+           345,200
              Kentucky State Turnpike Authority
                Toll Road Revenue,
1,000,000       7.900%, 07/01/96                       A/A          1,020,070
240,000         8.500%, 07/01/04                     Aaa/AAA          250,334
3,570,000       8.500%, 07/01/04                       A/A          3,724,081
              Louisville Kentucky Airport Lease
                Revenue,
750,000         7.850%, 02/01/09                       A/A-           824,063
              Puerto Rico Commonwealth Highway &
                Transportation Authority Highway
                Revenue,
4,000,000       6.625%, 07/01/12                      Baa1/A        4,315,000
              Puerto Rico Commonwealth Highway
                Authority Highway Revenue,
1,000,000       6.750%, 07/01/05                     Baa1/A         1,098,750

                                                                   31,848,709

                   CHURCHILL TAX-FREE FUND OF KENTUCKY
                       STATEMENT OF INVESTMENTS

                                                   RATING
FACE                                               MOODYS/
AMOUNT      REVENUE BONDS (CONTINUED)              S&P             VALUE


              Hospitals (11.2%)
              Floyd County Kentucky Hospital
                Revenue,
$ 290,000       7.500%, 08/01/10                     NR/AAA        $ 325,525
510,000         5.500%, 09/01/14                     NR/AAA          513,188
              Hopkins County Kentucky Hospital
                Revenue,
1,000,000       6.625%, 11/15/11                     Aaa/AAA        1,085,000
              Jefferson County Kentucky Health
                Facilities Revenue (Jewish
                Hospital),
1,000,000       6.550%, 05/01/22                     Aaa/AAA        1,078,750
              Jefferson County Kentucky Hospital
                Revenue,
510,000         7.750%, 10/01/14                     Aaa/AAA          552,075
              Kentucky Development Finance
                Authority Hospital Revenue,
895,000         7.625%, 09/01/11                     Aaa/AAA          982,262
235,000         7.200%, 10/01/99                       A/A            256,738
2,570,000       7.300%, 10/01/03                       A/A          2,820,575
810,000         7.500%, 10/01/12                       A/A            878,850
400,000         7.250%, 11/01/06                      A1/A+           437,000
400,000         7.200%, 09/01/15                     Aaa/AAA          447,000
750,000         7.000%, 09/01/06                      NR/NR*          858,750
              Kentucky Development Finance
                Authority Revenue,
3,000,000       6.500%, 11/01/07                      A1/A+         3,240,000
1,250,000       6.250%, 11/01/13                      A1/A+         1,296,875
2,150,000       6.750%, 11/01/12                      A1/A+         2,343,500
500,000         6.000%, 11/01/01                     Aaa/AAA          539,375
              Kentucky Development Finance
                Authority Kings Daughters Medical
                Center,
1,000,000       6.125%, 02/01/12                     Aaa/AAA        1,057,500
              Kentucky Development Finance
                Authority Hospital Revenue,
3,000,000       5.900%, 12/01/15                     Aaa/AAA        3,138,750
2,590,000       5.000%, 08/15/15                     Aaa/AAA        2,466,975
              Louisville Kentucky Hospital
                Revenue,
450,000         7.300%, 01/01/14                      NR/AAA          473,625

                   CHURCHILL TAX-FREE FUND OF KENTUCKY
                       STATEMENT OF INVESTMENTS

                                                    RATING
FACE                                                MOODYS/
AMOUNT     REVENUE BONDS (CONTINUED)                S&P             VALUE


              McCracken County Kentucky Hospital
                Revenue (Lourdes Hospital),
$ 1,000,000     7.400%, 11/01/07                   NR/NR*         $ 1,049,120
                                                                   25,841,433
              Housing (9.4%)
              Greater Kentucky Housing
                Assistance Corp. Multi-Family
                Housing Revenue,
500,000         7.000%, 07/01/11                     NR/AA+          532,500
275,000         6.400%, 07/01/23                     NR/AA+          288,406
              Jefferson County Kentucky
                Multi-Family Revenue,
1,500,000       5.750%, 06/01/23                     NR/AA         1,550,625
              Kentucky Housing Corporation
                Housing Revenue,
95,000          7.875%, 01/01/08                    Aaa/AAA          100,463
655,000         7.250%, 01/01/09                    Aaa/AAA          695,937
655,000         7.900%, 01/01/21                    Aaa/AAA          701,669
835,000         7.600%, 01/01/07                    Aa1/AAA          893,450
460,000         7.800%, 01/01/21                    Aa1/AAA          490,475
255,000         7.750%, 01/01/07                    Aaa/AAA          273,488
340,000         5.350%, 07/01/07                    Aaa/AAA          341,275
190,000         8.100%, 01/01/22                    Aaa/AAA          204,488
980,000         7.125%, 01/01/10                    Aaa/AAA        1,048,600
3,260,000       7.450%, 01/01/23                    Aa1/AAA        3,390,400
4,850,000       6.600%, 07/01/11                    Aa1/AAA        5,207,686
1,000,000       6.500%, 01/01/07                    Aa1/AAA        1,083,750
1,570,000       6.800%, 01/01/24                    Aa1/AAA        1,674,013
1,450,000       5.800%, 01/01/19                    Aa1/AAA        1,477,187
1,700,000       6.400%, 01/01/17                   Aaa/AAA         1,780,750
                                                                  21,735,162
              Universities (1.4%)
              Berea Kentucky College General
                Obligation,
2,400,000       5.900%, 05/01/13                      Aa1/NR        2,529,000
              Western Kentucky University
                 Revenue,
325,000         7.100%, 12/01/99                     Baa/BBB+         354,250
275,000         7.100%, 12/01/01                    Aaa/AAA           313,844

                                                                    3,197,094

                    CHURCHILL TAX-FREE FUND OF KENTUCKY
                        STATEMENT OF INVESTMENTS

                                                   RATING
FACE                                               MOODYS/
AMOUNT      REVENUE BONDS (CONTINUED)              S&P             VALUE

              Schools (8.4%)
              Boone County Kentucky School
                District Finance Corp. School
                Building Revenue,
$ 2,250,000     6.125%, 12/01/17                     A/A          $ 2,390,625
1,750,000       6.750%, 09/01/09                     A/A          1,920,625
              Butler County Kentucky School
                Building Revenue,
270,000         7.200%, 05/01/07                      A/A            300,712
290,000         7.200%, 05/01/08                      A/A            322,625
              Campbell County Kentucky School
                Building Revenue,
1,000,000       5.100%, 02/01/14                      A/NR           976,250
              Grayson County Kentucky School
                Building Revenue,
1,940,000       6.000%, 01/01/15                       A/NR         2,044,275
              Harlan County Kentucky School
                District Corp. School Building
                Revenue,
205,000         7.400%, 12/01/06                       A/A            231,394
200,000         7.250%, 09/01/09                       NR/A           221,750
              Jefferson County Kentucky School
                District Finance Corp. School
                Building Revenue,
370,000         6.200%, 01/01/06                     Aaa/AAA          402,838
500,000         5.875%, 01/01/11                      A-1/A+          526,250
              Kenton County Kentucky School
                District Finance Corp. School
                Building Revenue,
500,000         6.900%, 12/01/05                      NR/NR*          560,000
600,000         7.000%, 12/01/07                      NR/NR*          674,250
              Lexington-Fayette Urban County
                Government School Building
                Revenue,
255,000         7.700%, 11/01/04                      A-1/A+          278,587
180,000         7.700%, 11/01/05                      A-1/A+          196,650
250,000         7.000%, 06/01/06                      A-1/A+          277,500
400,000         7.000%, 06/01/08                      A-1/A+          443,500
370,000         7.000%, 06/01/09                      A-1/A+          409,313
              Nelson County Kentucky School
                Building Revenue,
1,820,000       5.750%, 04/01/15                       A/NR         1,890,525

                      CHURCHILL TAX-FREE FUND OF KENTUCKY
                          STATEMENT OF INVESTMENTS

                                                     RATING
FACE                                                 MOODYS/
AMOUNT     REVENUE BONDS (CONTINUED)                 S&P           VALUE



              Pike County Kentucky School
                District Finance Corp. School
                Building Revenue,
$ 505,000       6.900%, 12/01/05                      NR/A          $ 558,025
720,000         7.000%, 12/01/09                      NR/A            797,400
              Todd County Kentucky School
                Building Revenue,
980,000         6.300%, 10/01/14                      NR/A          1,054,725
              Scott County Kentucky School
                Building Revenue,
2,750,000       5.900%, 06/01/18                      NR/A          2,894,375
                                                                   19,372,194
              Total Investments - 99.3%
                (Cost $218,029,304**)                             228,744,302
              Other assets in excess of
                liabilitites - 0.7%                                 1,526,041

              Net Assets - 100%                                 $ 230,270,343

* Any security not rated must be determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.

** Cost for Federal tax purposes is $216,169,297.

            See accompanying notes to financial statements.

                  CHURCHILL TAX-FREE FUND OF KENTUCKY
                  STATEMENT OF ASSETS AND LIABILITIES
                        DECEMBER 31, 1995

ASSETS
  Investments at value (identified cost $218,029,304)        $ 228,744,302
  Interest receivable                                            4,450,224
  Receivable for Fund shares sold                                  312,998
      Total assets                                             233,507,524

LIABILITIES
  Cash overdraft                                                 2,436,819
  Payable for Fund shares redeemed                                 380,847
  Dividends payable                                                143,772
  Accrued expenses                                                  99,961
  Adviser and Administrator fees payable                            88,899
  Distribution fees payable                                         86,883
  Total liabilities                                              3,237,181

NET ASSETS (equivalent to $10.71 per share on
  21,497,967 shares outstanding)                             $ 230,270,343

  Net Assets consist of:
  Capital Stock - Authorized an unlimited number
    of shares, par value $.01 per share                          $ 214,980
  Additional paid-in capital                                   220,079,255
  Accumulated net realized loss on investments                   (738,890)
  Net unrealized appreciation on investments                    10,714,998

                                                             $ 230,270,343

  Net Asset Value, redemption price per share                      $ 10.71

  Offering price per share (100/96 of $10.71
    adjusted to nearest cent)                                      $ 11.16

             See accompanying notes to financial statements.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                          STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
    Interest income                                              $ 15,611,581

Expenses:
  Investment Adviser fees (note B)                   $438,778
  Administrator fees (note B)                         515,895
  Distribution fees (note B)                          358,097
  Transfer and shareholder servicing agent fees       177,488
  Legal fees                                          122,580
  Trustees fees and expenses (note G)                  93,491
  Shareholders reports and proxy statements            64,747
  Custodian fees (note F)                              42,485
  Audit and accounting fees                            28,511
  Registration fees and dues                           17,680
  Insurance                                             5,227
  Miscellaneous                                        41,479
                                                    1,906,458

  Expenses paid indirectly (note F)                  (28,676)
    Net expenses                                                    1,877,782
    Net investment income                                          13,733,799

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from securities transactions     (423,661)
  Change in unrealized appreciation on
    investments                                     17,432,689
  Net realized and unrealized gain (loss) on
    investments                                                    17,009,028
  Net increase in net assets resulting from
    operations                                                   $ 30,742,827

                See accompanying notes to financial statements.

                      CHURCHILL TAX-FREE FUND OF KENTUCKY
                       STATEMENT OF CHANGES IN NET ASSETS

                                                 Year Ended December 31,
                                                     1995         1994
OPERATIONS:
  Net investment income                           $ 13,733,799   $ 14,246,582
  Net realized loss from securities
    transactions                                     (423,661)    (1,264,866)
  Change in unrealized appreciation
   (depreciation) on investments                    17,432,689   (21,784,709)

  Net increase (decrease) in net assets
    resulting from operations                       30,742,827    (8,802,993)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ($0.60 and
    $0.60 per share, respectively)                 (13,727,664)  (14,247,698)
  Net realized gain on investments                       _             _
  Total distributions                              (13,727,664)  (14,247,698)
  Net increase (decrease) from
    investment activities                            17,015,163  (23,050,691)

FUND SHARE TRANSACTIONS:
                                 SHARES
                          Year Ended December 31,
                           1995         1994
Shares sold              1,723,240    2,985,665     17,964,446    31,137,187
Shares issued
  through reinvestment
  of dividends             743,680      789,604      7,773,545     8,148,093
Shares redeemed         (4,315,370)  (4,094,219)   (45,139,255)  (42,210,472)
Decrease in shares and
  net assets derived
  from Fund share
  transactions          (1,848,450)    (318,950)   (19,401,264)   (2,925,192)

Total decrease in net
  assets                                            (2,386,101)  (25,975,883)

NET ASSETS:
Beginning of year                                   232,656,444    258,632,327
End of year                                       $ 230,270,343  $ 232,656,444

                  See accompanying notes to financial statements.

             CHURCHILL TAX-FREE FUND OF KENTUCKY
                NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Churchill Tax-Free Fund of Kentucky (the "Fund"), a non-diversified, open-end investment company, was organized in March, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception, has issued only one class of shares, to which these financial statements relate. It is anticipated that the Fund will begin offering two additional classes of shares during the second calendar quarter of 1996. The shares outstanding at that time will be designated as Class A shares and, as is the case now, will be sold with a front-end sales charge and bear a service fee. Class C shares will be sold with no front-end sales charge but will be assessed a contingent deferred sales charge if redeemed within 18 months from the time of purchase and a level charge for service and distribution fees. Class Y shares will be offered only to institutions acting for investors in a fiduciary, advisory, agency custodial or similar capacity, and will not be offered directly to retail customers, and will be sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no service or distribution fees. All classes of shares will have identical rights and privilges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

(1) Portfolio valuation: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

(2) Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts.

(3) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

                     CHURCHILL TAX-FREE FUND OF KENTUCKY
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(4) Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE B - MANAGEMENT ARRANGEMENTS AND FEES AND OTHER TRANSACTIONS
WITH AFFILIATES:

     Management affairs of the Fund are conducted through two separate management arrangements.

     Under an Investment Advisory Agreement, Banc One Investment
Advisors Corporation (the "Adviser") became Adviser to the Fund, effective September 11, 1995. In this role, the Adviser supervises the investments and provides various services to the Fund for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.14 of 1% of the average daily net assets of the Fund. This new Investment Advisory Agreement replaced the former Investment Advisory Agreement with PNC Bank, Kentucky, Inc. Under the prior agreement, the Adviser was entitled to receive payment at the annual rate of 0.20 of 1% of the Fund's average daily net assets for their investment supervision services which also included maintenance of the Fund's accounting books and records.

     The Fund also has an Administration Agreement with its founder and sponsor, Aquila Management Corporation (the "Administrator"). Under this Agreement, the Administrator provides all administrative services, other than those relating to the management of the Fund's investments. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. Since September 11, 1995, the Administrator also undertook maintenance of the Fund's accounting books and records, which had previously been the responsibility of the former Adviser. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.26 of 1% of the average daily net assets of the Fund. Prior to September 11, 1995 the fee to which the Administrator was entitled for its services was 0.20 of 1% of the average daily net assets of the Fund.

     Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income. The payment of the above fees at the end of any month will be reduced or postponed so that at no time will there be any accrued but unpaid liability under this expense limitation. No such reduction in fees was required during the year ended December 31, 1995.

                   CHURCHILL TAX-FREE FUND OF KENTUCKY
                NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     From January 1, 1995 to September 10, 1995, the fees which the Fund accrued or paid the former Adviser were $336,044. From September 11, 1995 to December 31, 1995, the fees which the Fund accrued or paid to the Adviser were $102,734. During the year ended December 31, 1995, the fees which the Fund accrued or paid the Administrator were $515,895.

     Under a Distribution Agreement, Aquila Distributors, Inc.
(the "Distributor") serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Kentucky, with the bulk of sales commissions inuring to such dealers. However, for the year ended December 31, 1995, the Distributor received sales commissions in the amount of $27,916.

     Effective April 8, 1994 the Fund adopted a Distribution Plan
(the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. The Plan authorizes the Fund to make service fee payments at the annual rate of 0.15% of the average net assets of the Fund to broker-dealers or others selected by the Distributor, including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. During the year ended December 31, 1995, service fees amounted to $358,097, of which the Distributor received $3,716. Specific details about the Plan are more fully defined in the Fund's Prospectus and Statement of Additional Information.

NOTE C - PURCHASES AND SALES OF SECURITIES:

     During the year ended December 31, 1995, purchases of securities and proceeds from the sales of securities aggregated $40,198,875 and $57,177,395, respectively.

     At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $12,835,945 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $260,940, for a net unrealized appreciation of $12,575,005. At December 31, 1995, the Fund has a capital loss carryover of approximately $738,890 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of this amount, $698,340 expires at December 31, 2002 and the balance of $40,550 expires at December 31, 2003. To the extent that this loss is used to offset future realized capital gains, it is probable the gains so offset will not be distributed.

NOTE D - PORTFOLIO ORIENTATION:

     Since the Fund invests principally and may invest entirely in triple tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers' ability to meet their obligations.

                 CHURCHILL TAX-FREE FUND OF KENTUCKY
              NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE E - DISTRIBUTIONS:

     The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholders option. Net realized capital gains, if any, are distributed annually.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Kentucky income taxes. However, due to differences between financial reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to ordinary income taxes. For certain shareholders, some dividends may, under some circumstances, be subject to the alternative minimum tax. Also, annual capital gains distributions, if any, are taxable.

NOTE F - CUSTODIAN FEES:

     The Fund has negotiated an expense offset arrangement with its custodian, Bank One Trust Company, N.A. ("Bank One"), an affiliate of the Adviser, wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended December 31, 1995, the Fund's custodian fees amounted to $42,485, of which $28,676 was offset by such credits. The Fund could have invested its cash balances in an income-producing asset if it had not agreed to a reduction in fees under the expense offset arrangement with the custodian. Of the custodian fees paid by the Fund during the year, $12,076 was paid to Bank One.

NOTE G - TRUSTEES' FEES AND EXPENSES:

     During the fiscal year from January 1, 1995 through December 31, 1995, there were eight Trustees for the first 11 months and nine Trustees thereafter. Trustees fees paid during the year were at the annual rate of $5,000 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accomodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended December 31, 1995, such reimbursements averaged approximately $5,200 per Trustee for those Trustees serving throughout the Fund's entire fiscal year. Two of the Trustees, who are affiliated with the Administrator, are not paid any Trustee fees.

FEDERAL TAX STATUS OF 1995 DISTRIBUTIONS (UNAUDITED)

     For the fiscal year ended December 31, 1995, of the total amount of dividends paid by Churchill Tax-Free Fund of Kentucky, 93.76% was "exempt-interest dividends" and the balance was ordinary dividend income.
For those shareholders subject to the Federal alternative minimum tax, 19.41% of your Fund's dividends was derived from interest on "private activity bonds."

     Prior to January 31, 1996, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1995 CALENDAR YEAR.

               CHURCHILL TAX-FREE FUND OF KENTUCKY
                      FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

                                         Year ended
                                        December 31,
                           1995      1994       1993       1992       1991
Net Asset Value,
  Beginning of Year        $9.97     $10.93     $10.49     $10.39     $10.00

Income from Investment
  Operations:
  Net investment income    0.60       0.60       0.62       0.66       0.66
  Net gain (loss) on
    securities (both
    realized and
    unrealized)            0.74      (0.96)      0.47       0.19      0.41
  Total from Investment
   Operations              1.34      (0.36)      1.09       0.85      1.07

Less Distributions:
  Dividends from net
    investment income     (0.60)     (0.60)     (0.62)     (0.66)     (0.66)
  Distributions from
    capital gains           -          -        (0.03)     (0.09)     (0.02)
  Total Distributions     (0.60)     (0.60)     (0.65)     (0.75)     (0.68)

Net Asset Value, End
  of Year                 $10.71     $9.97      $10.93     $10.49     $10.39

Total Return (not
  reflecting sales load)  13.75%    (3.31)%     10.50%      8.48%     10.97%

Ratios/Supplemental Data
  Net Assets, End of Year
    (in thousands)        $230,270   $232,656   $258,632    $192,600  $114,798
  Ratio of Expenses to
    Average Net Assets     0.79%      0.72%      0.59%        0.42%     0.27%
  Ratio of Net
    Investment Income to
    Average Net Assets     5.75%      5.81%      5.67%        6.21%     6.53%
  Portfolio Turnover Rate  17.09%    35.25%     31.29%       50.33%    16.69%

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
  Net Investment Income    $0.60     $0.60       $0.60        $0.63     $0.60
  Ratio of Expenses to
    Average Net Assets     0.80%     0.73%       0.73%        0.68%     0.84%
  Ratio of Net Investment
    Income to Average Net
    Assets                 5.74%     5.80%       5.52%        5.95%     5.96%


REPORT ON THE ANNUAL AND SPECIAL MEETINGS OF SHAREHOLDERS (UNAUDITED)

     The Annual Meeting of Shareholders of the Fund was held on April 6, 1995. At the meeting, the following matters were submitted to a shareholder vote(1) and approved:

(i) the election of Lacy B. Herrmann, Thomas A. Christopher, Douglas Dean, Ann R. Leven, Theodore T. Mason, Anne J. Mills, William J. Nightingale, and James R. Ramsey as Trustees to hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (each Trustee received at least 14,242,165 affirmative votes (99.1%); no more than 125,991 votes were withheld for any Trustee (0.9%)), and

(ii) the ratification of the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending December 31, 1995 (votes for: 13,886,532 (96.7%); votes against: 134,221 (0.9%);
      abstentions: 347,403 (2.4%)).

     A Special Meeting of Shareholders of the Fund was held on September 29, 1995. At the meeting, the following matters were submitted to a shareholder vote(2) and approved:

(i)   the approval of a new Investment Advisory Agreement (votes for:
      13,832,072 (92.7%); votes against: 401,457 (2.7%); abstentions:
      687,724 (4.6%); broker non-votes: 0),

(ii) the approval of an amendment to the Fund's Declaration of Trust to authorize the creation of classes of shares (votes for: 13,516,103 (73.3%); votes against: 1,065,918 (5.8%); abstentions: 1,408,592
      (7.6%); broker non-votes:2,444,418 (13.3%)), and

(iii) the approval of an amendment to the Fund's Declaration of Trust to authorize voting by net asset value (votes for: 13,944,840 (75.6%);
      votes against: 765,904 (4.2%); abstentions: 1,293,869 (7.0%); broker non-votes: 2,430,418 (13.2%)).
___________
1 On the record date for this meeting, 23,245,284 shares of the Fund were outstanding and entitled to vote. The holders of 14,368,156 shares (61.8%) entitled to vote were present in person or by proxy at the meeting.

2 On the record date for this meeting, 23,366,528 shares of the Fund were outstanding and entitled to vote. The holders of 14,921,253 shares (63.9%) entitled to vote were present in person or by proxy at the initial session of the meeting held on September 29, 1995 and the holders of 18,435,031 shares (78.9%) entitled to vote were present at the adjourned session of the meeting held on November 10, 1995.

            INVESTMENT ADVISER
            BANC ONE INVESTMENT ADVISORS CORPORATION
            416 West Jefferson Street
            Louisville, Kentucky 40202

            ADMINISTRATOR AND FOUNDER
            AQUILA MANAGEMENT CORPORATION
            380 Madison Avenue, Suite 2300
            New York, New York 10017

            BOARD OF TRUSTEES
            Lacy B. Herrmann, Chairman
            Thomas A. Christopher
            Douglas Dean
            Diana P. Herrmann
            Ann R. Leven
            Theodore T. Mason
            Anne J. Mills
            William J. Nightingale
            James R. Ramsey

            OFFICERS
            Lacy B. Herrmann, President
            Jerry G. McGrew, Senior Vice President
            L. Michele Crutcher, Assistant Vice President
            Rose F. Marotta, Chief Financial Officer
            Richard F. West, Treasurer
            Edward M.W. Hines, Secretary

            DISTRIBUTOR
            AQUILA DISTRIBUTORS, INC.
            380 Madison Avenue, Suite 2300
            New York, New York 10017

            CUSTODIAN
            BANK ONE TRUST COMPANY, N.A.
            100 East Broad Street
            Columbus, Ohio 43271

            TRANSFER AND SHAREHOLDER SERVICING AGENT
            ADMINISTRATIVE DATA
              MANAGEMENT CORP.
            581 Main Street
            Woodbridge, New Jersey 07095-1198

            INDEPENDENT AUDITORS
            KPMG PEAT MARWICK LLP
            345 Park Avenue
            New York, New York 10154

            Further information is contained in the Prospectus, which must precede or accompany this report.



            ANNUAL
            REPORT

            DECEMBER 31, 1995

            AQUILA
            (picture of eagle)

            CHURCHILL
            TAX-FREE FUND OF
            KENTUCKY

            A tax-free income investment
            <LOGO>


            One of the
            AQUILA(sm) Group of Funds